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                                                                Exhibit 10.3

                              FIRST AMENDMENT TO
                       AGREEMENT OF LIMITED PARTNERSHIP
                                      OF
                        HPMC DEVELOPMENT PARTNERS, L.P.


     This First Amendment (the "Amendment") is entered into as of October 8, 1998 and amends that certain Agreement of Limited Partnership of HPMC Development Partners, L.P. (the "Partnership"), dated as of April 23, 1998, as previously amended by that certain Supplement thereto (the "Supplement") dated as of April 23, 1998 (as amended by such Supplement, the "Partnership Agreement"). Capitalized terms that are used in this Amendment but that are not otherwise defined herein shall have the meanings set forth in the Partnership Agreement.

     Now, therefore, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the Partners, the Partners hereby agree as follows (with the Partnership Agreement hereby being amended to the extent it is inconsistent with the following provisions):

     1. USE OF RESERVES. The Partners hereby approve that $4.6 million of the $5 million of Mack-Cali Capital Contributions that currently are being held as reserves shall be used to balance the Sanwa construction loan for the El Segundo Land (in lieu of such amount continuing to be held as reserves by the Partnership or the Mack-Cali Partners being required to make Required Additional Contributions to fund such balancing requirement).

     2.  CAPITAL EQUALIZATION; MEZZANINE FINANCING.

         (a) DEFINITION OF "THIRD PARTY MEZZANINE FINANCING." For purposes of applying Sections 2.1.2.3 ("Capital Equalization") and 2.1.2.4. ("Mezzanine Financing") of the Partnership Agreement, the term "conventional financing" with respect to a Property (as used in the definition of the term "Third-Party Mezzanine Financing") shall be deemed to mean the portion of the Partnership's financing with respect to such Property which will cause such Property's development costs to be 50% financed with debt.

         (b) ADDITIONAL TRIGGER DATE FOR CAPITAL EQUALIZATION. Notwithstanding the provisions of Sections 2.1.2.3 ("Capital Equalization") and 2.1.2.4 ("Mezzanine Financing") of the Partnership Agreement, the Capital Equalization Distribution required under Section 2.1.2.3 of the Partnership Agreement (and the Required Additional Contributions of the Mack-Cali Partners to make such distribution) shall be required upon the earlier to occur of (i) the El Segundo Valuation Date (i.e., the $55 million valuation for the El Segundo Land occurring as provided in the definition of such term contained in the Partnership Agreement) or (ii) the closing of binding loan documentation (the "Construction Loan Closings") for the construction

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financing for both the El Segundo Land and the Summit Ridge Land if the aggregate amount permitted to be borrowed by the Partnership and the Investment Entities under such financing ("Maximum Permitted Borrowings") exceeds $27.2 million (the date on which the Construction Loan Closing has occurred for both Properties is referred to as the "Special Financing Equalization Date"). The amount of the Capital Equalization Distribution, and the amount of the Required Additional Contributions required to be made by the Mack-Cali Partners to fund the same on the Special Financing Equalization Date, as a result of the Special Financing Equalization Date occurring by reason of the circumstances described in preceding clause (ii) shall not exceed the lesser of (A) 75% of the aggregate Third Party Mezzanine Financing permitted to be borrowed by the Partnership and the Investment Entities under the construction financing with respect to which the Construction Loan closing has occurred, or (B) the amount necessary to reduce the Invested Capital of the Highridge Partners to 20% of the excess of (1) the total development costs of $54,411,200 for both Properties, minus (2) the aggregate Maximum Permitted Borrowings under the construction financing for both Properties. In addition to a Capital Equalization Distribution being required to occur on the Special Financing Equalization Date, a Capital Equalization Distribution may also occur under Section 2.1.2.3 of the Partnership Agreement (as amended by the Supplement) if the El Segundo Valuation Date has occurred. Notwithstanding anything contained in the Partnership Agreement or in this Amendment to the contrary, the maximum aggregate Capital Contributions required to be made by the Mack-Cali Partners under the Partnership Agreement and this Amendment for all periods (including their initial $5 million Capital contribution, the Required Additional Contributions to be contributed by the Mack-Cali Partners under this Amendment to make the Capital Equalization Distribution upon the occurrence of the Special Financing Equalization Date, and all other Required Additional contributions required to be made by the Mack-Cali partners under the Partnership Agreement) shall not exceed $19,200,000 less one dollar ($1.00) for each dollar by which the Maximum Permitted Borrowings exceed $27,200,000 (up to a maximum $1 million reduction to $18,200,000).

          (c)PREFERRED RETURN/HIGHRIDGE SUBORDINATED RETURN RATES. Notwithstanding anything in the Partnership Agreement to the contrary, from and after the Equalization Date, the annual percentage rate to be used in computing (i) the Highridge subordinated Contribution Return, and (ii) the Preferred Return on the Required Additional Contributions of the Mack-Cali Partners made by the Mack-Cali Partners to make the Capital Equalization Distribution under Section 2.1.2.3 of the Partnership Agreement or Section2(b) of this Amendment, shall thereafter accrue at an annual rate equal to the 30-day LIBOR rate in effect at the close of each calendar quarter plus seven-hundred and fifty (750) basis points, cumulative and compounded quarterly (the "Adjusted Return Rate") (and adjusted at the close of each calendar quarter). The distributions of the Partnership (A) under
Section 4.1.1(a) of the Partnership Agreement in repayment of the Undistributed Preferred Return of the Mack-Cali Partners that is computed at the Adjusted Return Rate and in repayment of the portion thereof that is computed at a 10% annual rate, and (B) under Section 4.1.1(c) of the Partnership Agreement in repayment of the Invested Capital of the Mack-Cali Partners that bears a Preferred Return computed at the Adjusted Return Rate and in repayment of the portion thereof that bears a Preferred Return computed at a 10% annual rate, shall be deemed



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to have been made pro rate in repayment of such amounts under such Section
4.1.1(a) or Section 4.1.1(c), as applicable, in proportion to the amount thereof that is computed at the Adjusted Return Rate and the amount thereof computed at a 10% annual rate.

     3. REMAINDER OF PARTNERSHIP AGREEMENT. Except as expressly amended herein, all provisions of the Partnership Agreement shall remain in full force and effect.

     4. COUNTERPART EXECUTION. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument when taken together. In addition, this Amendment may contain more than one counterpart of the signature page and this Amendment may be executed by affixing the signatures of each of the Partners to one or more of such counterpart signature pages. A Partner shall be deemed to have executed and delivered this Amendment if and when it has manually executed a counterpart signature page to this Amendment, transmitted a copy of the same by facsimile to each other Partner at such other Partner's facsimile number set forth in the Partnership Agreement, and received a printed confirmation of the successful receipt thereof by such other Partner. This Amendment shall not be binding on the Partners hereto unless each Partner shall have executed and delivered a copy of this Amendment to the other Partners. If this Amendment is executed and delivered by facsimile, each Partner who transmits its signature page for this Amendment by facsimile shall promptly forward a manually executed signature page to each other Partner (but a Partner's failure to do so promptly shall not affect the validity of its execution and delivery of this Amendment by facsimile transmission).

     5. CONTINUATION OF BUSINESS. The Partnership hereby is reconstituted and its business continued pursuant to the Partnership Agreement, as amended by this Amendment.

            [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]






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         IN WITNESS WHEREOF, this Supplement is executed, and is effective for all purposes, as of the date first set forth above.

                              GENERAL PARTNER

                              HCG DEVELOPMENT, L.L.C.,
                              a Delaware limited liability company

                              By: Highridge Asset Management,
                                  L.L.C., a Delaware limited liability
                                  company, Manager

                                  By: Highridge Management, Inc.,
                                      a California corporation,
                                      Managing Member


                                      By: _____________________________
                                          Name:
                                          Title:

                      [SIGNATURES CONTINUED ON NEXT PAGE]



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                              LIMITED PARTNERS:

                              SUMMIT PARTNERS I, L.L.C.,
                              a Delaware limited liability company

                              By: Highridge Asset Management,
                                  L.L.C., a Delaware limited liability
                                  company, Manager

                                  By: Highridge Management, Inc.,
                                      a California corporation,
                                      Managing Member


                                      By: _____________________________
                                          Name:
                                          Title:

                              MACK-CALI CALIFORNIA
                              DEVELOPMENT ASSOCIATES L.P.,
                              a California limited partnership

                              By: Mack-Cali Sub XXI, Inc., a
                                  Delaware corporation, its
                                  general partner


                                  By: _____________________________
                                      Name:
                                      Title:

                              [END OF SIGNATURES]


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